                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                                October 11, 2004

                             TRACTOR SUPPLY COMPANY
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


    Delaware                    000-23314                     13-3139732
---------------------    --------------------------    -------------------------
 (State or Other         (Commission File Number)        (I.R.S. Employer
 Jurisdiction or                                        Identification No.)
 Organization)


        200 POWELL PLACE, BRENTWOOD, TENNESSEE                     37027
----------------------------------------------                   ---------
       (Address of Principal Executive Offices)                  (Zip Code)


Registrant's Telephone Number, Including Area Code:        (615) 366-4600
                                                           ------------------

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7, "Regulation FD Disclosure."

On October 11, 2004, the Company issued a press release setting forth its financial results for the third quarter of fiscal 2004. Additionally, the Company provided its current outlook for the remainder of fiscal 2004. A copy of the Registrant's press release is attached as Exhibit 99.1 to this Current Report.

ITEM 7.01      REGULATION FD DISCLOSURE

EXHIBIT INDEX

     99.1         Press Release, dated:  October 11, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                TRACTOR SUPPLY COMPANY


Date:    OCTOBER 12, 2004       By:  /S/ CALVIN B. MASSMANN
     -----------------------       --------------------------------------------
                                         Calvin B. Massmann
                                           Senior Vice President-
                                           Chief Financial Officer and Treasurer
                                           (Duly Authorized Officer and
                                           Principal Financial Officer)








                                  Page 2 of 2